Vessels, net	6 Months Ended
Jun. 30, 2026
Vessels, net [Abstract]
Vessels, net
4.	Vessels, net:

The movement in “Vessels, net”, between the periods presented in the accompanying unaudited interim consolidated balance sheet as of June 30, 2026 and the accompanying consolidated balance sheet as of December 31, 2025 is analyzed as follows:

	Vessels cost	Accumulated Depreciation and Amortization	Vessels, net
Balance, January 1, 2026	$57,213	$(5,945)	$51,268
Depreciation and amortization expenses	—	(1,721)	(1,721)
Balance, June 30, 2026	$57,213	$(7,666)	$49,547

Right-of-use assets under finance leases. On March 21, 2025, the Company entered into a bareboat agreement with an unaffiliated third party to charter-in, with the option to eventually purchase, a 2020-built, scrubber-fitted, Eco, Ultramax, dry bulk carrier with a carrying capacity of 63,668 dwt. On June 21, 2025, the Company took delivery of the vessel and renamed it M/V Charlie. Pursuant to that agreement, the Company made two advance payments of $2,750 each, the first upon signing, and the second upon delivery. The Company is committed to pay a hire rate of $7.50 per day over the bareboat charter period, and $18,000 at the end of its term in June 2028, if the Company exercises its option to purchase the vessel. The Company has declared its intention to exercise such purchase option, subject to certain conditions. The Company assessed the terms of the aforementioned bareboat agreement considering the lease classification criteria under ASC 842 “Leases” and concluded that the agreement is a finance lease. Consequently, upon inception of the lease, the Company has recognized a finance lease liability (see Note 7 “Long-Term Debt”) and recorded a right of use asset under finance lease in an amount of $28,100.